UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 1, 2023 (May 25, 2023)
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 25, 2023 Sotera Health Company (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). The Company’s shareholders voted on three items at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2023. Present at the Annual Meeting in person or by proxy were holders of 269,925,525 shares of common stock of the Company, representing 95.54% of the voting power of the shares of common stock of the Company as of the close of business on March 31, 2023, the record date for the Annual Meeting, and constituting a quorum for the transaction of business.
Shareholders of the Company voted on the following items at the Annual Meeting:
1.To elect three directors as Class III directors to serve a three-year term until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified.
2.To approve, on an advisory basis, the compensation of the Company’s named executive officers.
3.To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.
The final results for each of these proposals are as follows:
1.Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Sean L. Cunningham	241,825,403	25,714,700	109,783	2,275,639
Robert B. Knauss	244,567,719	22,972,035	110,132	2,275,639
Vincent K. Petrella	264,410,491	3,136,356	103,039	2,275,639
Based on the votes set forth above, each director nominee was duly elected to serve until the 2026 annual meeting of shareholders and until his successor is duly elected and qualified.
2.Advisory Approval of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Vote
229,154,947	38,382,040	112,899	2,275,639
Based on the votes set forth above, shareholders approved the advisory resolution for the compensation of the Company’s named executive officers.
3.Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain
269,320,023	504,464	101,038
Based on the votes set forth above, shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. There were no broker non-votes on this matter.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: June 1, 2023	By:	/s/ Alexander Dimitrief
Alexander Dimitrief
Senior Vice President, General Counsel and Secretary